                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

             Nuveen Insured Florida Premium Income Municipal Fund
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

               NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
                 NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
             NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND
             NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
              NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
             NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.
                333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
                           TELEPHONE (312) 917-7700
                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                               DECEMBER 14, 1995

                                                               October 27, 1995

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

  Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund, Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Pennsylvania Investment Quality Municipal Fund and Nuveen Pennsylvania Premium Income Municipal Fund 2, each a Massachusetts business trust, and Nuveen New Jersey Investment Quality Municipal Fund, Inc. and Nuveen New Jersey Premium Income Municipal Fund, Inc., each a Minnesota corporation (individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois, on Thursday, December 14, 1995, at 10:00 a.m., Chicago time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH FUND:

    1. To elect four (4) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

    2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 1996.

    3. To transact such other business as may properly come before the Annual Meeting.

MATTER TO BE VOTED ON BY EACH FUND'S HOLDERS OF SHARES OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED ONLY:

    To elect two (2) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

  Shareholders of record of each Fund at the close of business on October 16, 1995 are entitled to notice of and to vote at that Fund's Annual Meeting.

  IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       James J. Wesolowski
                                            Secretary

               NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
                 NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
             NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND
             NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
              NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
             NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.

                333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
                           TELEPHONE (312) 917-7700

                             JOINT PROXY STATEMENT

                                                               October 27, 1995

                              GENERAL INFORMATION

  This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees or Board of Directors, as the case may be, (each a "Board" and each trustee or director a "Board Member") of each of Nuveen Florida Investment Quality Municipal Fund ("Florida Investment"), Nuveen Florida Quality Income Municipal Fund ("Florida Quality"), Nuveen Insured Florida Premium Income Municipal Fund ("Insured Florida"), Nuveen Pennsylvania Investment Quality Municipal Fund ("Pennsylvania Investment"), Nuveen Pennsylvania Premium Income Municipal Fund 2 ("Pennsylvania Premium"), Nuveen New Jersey Investment Quality Municipal Fund, Inc. ("New Jersey Investment") and Nuveen New Jersey Premium Income Municipal Fund, Inc. ("New Jersey Premium") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on December 14, 1995 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $17,500. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS JUNE 30, 1995 ANNUAL REPORT UPON REQUEST. SUCH WRITTEN OR ORAL REQUEST SHOULD BE DIRECTED TO SUCH FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787.

  On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the four Board nominees to be elected by all shareholders and the two Board nominees to be elected by holders of Municipal Auction Rate Cumulative Preferred ("MuniPreferred(R)"), as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

  The Board of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund. For convenience, the common shares or common stock, as the case may be, of each Fund shall be referred to in this Joint Proxy Statement as Common Shares.

  The following table indicates which shareholders are solicited with respect to each matter:

                                                    COMMON
                    MATTER                          SHARES             MUNIPREFERRED
------------------------------------------------------------------------------------
  Election of Board Members by all Share-
    holders
  (Ms. Impellizzeri and Messrs. Franke,
    Brown and Sawers nominated)                      X                       X
------------------------------------------------------------------------------------
  Election of Board Members by MuniPreferred
    only (Mrs. Rosenheim and Mr.
    Schwertfeger nominated)                                                  X
------------------------------------------------------------------------------------
  Ratify Selection of Auditors                       X                       X


  A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred, 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspector of election appointed for that Annual Meeting. The inspector of election will determine whether or not a quorum is present at the Annual Meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

  For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund other than New Jersey Investment and New Jersey Premium, abstentions and broker non-votes will have no effect on the election of Board Members (the persons receiving the largest number of votes will be elected) and will be treated as shares voted against ratification of the selection of independent auditors. For purposes of determining the approval of the matters submitted for a vote of the shareholders of New Jersey Investment and New Jersey Premium, abstentions and broker non-votes will be treated as shares voted against the election of Board Members and against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

  As of October 16, 1995, there were issued and outstanding: 16,042,771 Common Shares and 2,200 shares of each series of MuniPreferred, Series T and F of Florida Investment; 14,019,714 Common Shares and 1,700 shares of each series of MuniPreferred, Series M and TH and 800 shares of MuniPreferred, Series F of Florida Quality; 14,290,929 Common Shares and 1,640 shares of MuniPreferred, Series W and 2,800 shares of MuniPreferred, Series TH of Insured Florida; 15,528,873 Common Shares and 2,400 shares of MuniPreferred, Series W and 2,000 shares of MuniPreferred, Series TH of Pennsylvania Investment; 15,747,463 Common Shares and 844 shares of MuniPreferred, Series M, 2,080 shares of MuniPreferred, Series TH and 1,800 shares of MuniPreferred, Series F of Pennsylvania Premium; 19,344,042 Common Shares and 3,200 shares of MuniPreferred, Series M and 2,000 shares of MuniPreferred, Series TH of New Jersey Investment; and 11,858,499 Common Shares, and 624 shares of MuniPreferred, Series T, 1,440 shares of MuniPreferred, Series W and 1,600 shares of MuniPreferred, Series TH of New Jersey Premium. Those persons who were shareholders of record at the close of business on October 16, 1995 will be entitled to one vote for each share held.

  This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about October 27, 1995.

                   1. ELECTION OF BOARD MEMBERS OF EACH FUND

  At each Fund's Annual Meeting, six (6) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents, under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. The members of the Board and the nominees for election to the Board are the same for each Fund. Table I below shows the nominated Board Members of each Fund to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Table II below shows the nominated Board Members of each Fund to be elected by holders of MuniPreferred only. The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting of each Fund (except New Jersey Investment and New Jersey Premium) will be required to elect the Board Members of that Fund. For New Jersey Investment and New Jersey Premium, the affirmative vote of a majority of the shares present and entitled to vote at each Fund's Annual Meeting will be required to elect the Board Members of that Fund.

  It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

  Tables I and II below show each nominee's age, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of common shares of the Funds and of all Nuveen funds (excluding money market funds) that each nominee beneficially owned as of October 1, 1995. All of the nominees were last elected to each Board at the 1994 annual meeting of shareholders.

  The Board Members mourn the passing of John E. O'Toole, a Board Member since each Fund's organization. There is currently a vacancy on the Board of each Fund. The Funds' nominating committees are considering candidates for the vacancy.

                                    TABLE I
                      NOMINEES FOR EACH FUND TO BE ELECTED
                              BY ALL SHAREHOLDERS

                                                           FULL COMMON SHARES
                                                           BENEFICIALLY OWNED
                                                             OCTOBER 1, 1995
                                                           ---------------------
    NAME, AGE AND PRINCIPAL        YEAR FIRST ELECTED                    ALL
 OCCUPATIONS OF NOMINEES AS OF    OR APPOINTED A BOARD        THE      NUVEEN
       OCTOBER 1, 1995(1)                MEMBER            FUNDS(2)   FUNDS(3)
 -----------------------------    --------------------     --------   ----------
 *Richard J. Franke(64)         1990--Florida                      0     20,719
   Chairman of the Board and    Investment, Pennsylvania
   Board Member of the Funds,   Investment, New Jersey
   The John Nuveen Company      Investment
   (since March 1992), John     1991--Florida Quality
   Nuveen & Co. In-             1992--Insured Florida,
   corporated, Nuveen Advisory  New Jersey Premium
   Corp. and Nuveen             1993--Pennsylvania
   Institutional Advisory       Premium
   Corp.; Certified Financial
   Planner.
  Lawrence H. Brown(61)         1993--All Funds                    0        3,487
   Board Member of the Funds;
   retired in August 1989 as
   Senior Vice President of
   The Northern Trust Company.

                                                           FULL COMMON  SHARES
                                                           BENEFICIALLY OWNED
                                                             OCTOBER 1, 1995
                                                           ----------------------
    NAME, AGE AND PRINCIPAL        YEAR FIRST ELECTED                     ALL
 OCCUPATIONS OF NOMINEES AS OF    OR APPOINTED A BOARD        THE       NUVEEN
       OCTOBER 1, 1995(1)                MEMBER            FUNDS(2)    FUNDS(3)
 -----------------------------    --------------------     --------    ----------
  Anne E. Impellizzeri(62)      1994--All Funds                     0        2,000
   Board Member of the Funds;
   President and Chief
   Executive Officer of
   Blanton-Peale, Institutes
   of Religion and Health
   (since December 1990);
   prior thereto, Vice
   President of New York City
   Partnership (from 1988 to
   1990)
   and Vice President of
   Metropolitan Life Insurance
   Company (from
   1980 to 1988).
  Peter R. Sawers(62)           1991--Florida                       0        7,972
   Board Member of the Funds;   Investment, Florida
   Adjunct Professor of         Quality,
   Business and Economics,      Pennsylvania Investment,
   University of Dubuque, Iowa  New Jersey Investment
   (since January 1991);        1992--Insured Florida,
   Adjunct Professor, Lake      New Jersey Premium
   Forest Graduate School of    1993--Pennsylvania
   Management, Lake Forest,     Premium
   Illinois (since January
   1992); prior thereto,
   Executive Director, Towers
   Perrin Australia
   (management consultant);
   Chartered Financial
   Analyst; Certified
   Management Consultant.

                                    TABLE II
                      NOMINEES FOR EACH FUND TO BE ELECTED
                          BY HOLDERS OF MUNIPREFERRED

                                                              FULL COMMON SHARES
                                                              BENEFICIALLY OWNED
                                                                OCTOBER 1, 1995
                                                              ----------------------
    NAME, AGE AND PRINCIPAL                                                  ALL
 OCCUPATIONS OF NOMINEES AS OF       YEAR FIRST ELECTED          THE       NUVEEN
       OCTOBER 1, 1995(1)       OR APPOINTED A BOARD MEMBER   FUNDS(2)    FUNDS(3)
 -----------------------------  ---------------------------   --------    ----------
  Margaret K. Rosenheim(69)       1990--                               0      5,115
   Board Member of the Funds;     Florida Investment,
   Helen Ross Professor of        Pennsylvania Investment,
   Social Welfare Policy,         New Jersey Investment
   School of Social Service       1991--Florida Quality
   Administration, University     1992--Insured Florida,
   of Chicago.                    New Jersey Premium
                                  1993--Pennsylvania
                                  Premium

                                                             FULL COMMON SHARES
                                                             BENEFICIALLY OWNED
                                                               OCTOBER 1, 1995
                                                             ---------------------
    NAME, AGE AND PRINCIPAL                                                ALL
 OCCUPATIONS OF NOMINEES AS OF       YEAR FIRST ELECTED         THE      NUVEEN
      OCTOBER 1, 1995(1)         OR APPOINTED A BOARD MEMBER FUNDS(2)   FUNDS(3)
 -----------------------------   --------------------------- --------   ----------
 *Timothy R. Schwertfeger(46)          1994--All Funds               0     90,622
   President and Board Member
   of the Funds (since July
   1994); Executive Vice
   President and Director of
   The John Nuveen Company
   (since March 1992) and John
   Nuveen & Co. Incorporated;
   Executive Vice President
   and Director of Nuveen
   Advisory Corp. (since
   October 1992) and Nuveen
   Institutional Advisory
   Corp. (since October 1992).

-----------
  (*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

  (1) The Board Members are directors or trustees, as the case may be, of 21 Nuveen open-end funds and 55 Nuveen closed-end funds.

  (2) No nominee beneficially owned on October 1, 1995, any Common Shares or shares of any series of MuniPreferred of the Funds.

  (3) The number shown reflects the aggregate number of common shares beneficially owned by the nominee in all of the funds managed by Nuveen Advisory Corp. and referred to in note (1) above (excluding money market funds).

  EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINATED BOARD MEMBERS.

  The Board Members affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $45,000 annual retainer for serving as a director or trustee, as the case may be, of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Each Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a Board Member of that Fund may elect to have all or a portion of the Board Member's fee deferred. Board Members may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the Board Member wishes to begin deferral.

  The tables below show, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by each Fund for its fiscal year ended June 30, 1995 and the total compensation that Nuveen funds accrued for each Board Member during the calendar year 1994, including any interest accrued for Board Members on deferred compensation. The rate of earnings on deferred compensation is equivalent to the average net earnings rate, computed on a quarterly basis, on the shares of such Nuveen fund.

NAME OF BOARD MEMBER       AGGREGATE COMPENSATION FROM THE FUNDS
--------------------   ----------------------------------------------
                        FLORIDA    FLORIDA    INSURED   PENNSYLVANIA
                       INVESTMENT QUALITY(1) FLORIDA(2) INVESTMENT(3)
                       ---------- ---------- ---------- -------------
Lawrence H. Brown       $604.97    $635.11    $619.04      $681.30
Anne E. Impellizzeri     604.97     635.11     619.04       681.30
Margaret K. Rosenheim    645.83     671.30     653.56       721.82
Peter R. Sawers          604.97     635.11     619.04       681.30

                                                                TOTAL
                                                             COMPENSATION
                                                             NUVEEN FUNDS
                                                             ACCRUED FOR
                                                                BOARD
NAME OF BOARD MEMBER   AGGREGATE COMPENSATION FROM THE FUNDS  MEMBERS(7)
--------------------   ------------------------------------- ------------
                       PENNSYLVANIA  NEW JERSEY   NEW JERSEY
                        PREMIUM(4)  INVESTMENT(5) PREMIUM(6)
                       ------------ ------------- ----------
Lawrence H. Brown        $799.81       $764.25     $717.96     $56,500
Anne E. Impellizzeri      799.81        764.25      717.96      48,750
Margaret K. Rosenheim     960.09        812.37      846.08      64,404(8)
Peter R. Sawers           799.81        764.25      717.96      56,000

-----------
  (1) Includes $114 for Ms. Impellizzeri and Messrs. Brown and Sawers, individually, and $117 for Mrs. Rosenheim paid by Nuveen Florida Premium Income Municipal Fund for its first two fiscal quarters prior to its acquisition by Florida Quality.

  (2) Includes $151 for Ms. Impellizzeri and Messrs. Brown and Sawers, individually, and $158 for Mrs. Rosenheim paid by Nuveen Insured Florida Premium Income Municipal Fund 2 for its first two fiscal quarters prior to its acquisition by Insured Florida.

  (3) Includes $180 for Ms. Impellizzeri and Messrs. Brown and Sawers, individually, and $190 for Mrs. Rosenheim paid by Nuveen Pennsylvania Quality Income Municipal Fund for its first two fiscal quarters prior to its acquisition by Pennsylvania Investment.

  (4) Includes $408 for Ms. Impellizzeri and Messrs. Brown and Sawers, individually, and $423 for Mrs. Rosenheim paid by Nuveen Pennsylvania Premium Income Municipal Fund and Nuveen Pennsylvania Premium Income Municipal Fund 3 for the first three fiscal quarters prior to their acquisition by Pennsylvania Premium.

  (5) Includes $178 for Ms. Impellizzeri and Messrs. Brown and Sawers, individually, and $188 for Mrs. Rosenheim paid by Nuveen New Jersey Quality Income Municipal Fund, Inc. for its first two fiscal quarters prior to its acquisition by New Jersey Investment.

  (6) Includes $371 for Ms. Impellizzeri and Messrs. Brown and Sawers, individually, and $382 for Mrs. Rosenheim paid by Nuveen New Jersey Premium Income Municipal Fund 2 and Nuveen New Jersey Premium Income Municipal Fund 3 for the first three fiscal quarters prior to their acquisition by New Jersey Premium.

  (7) Includes compensation for service on the boards of 21 Nuveen open-end funds and 55 Nuveen closed-end funds. Also includes amounts for Nuveen funds that existed for part of the year, estimated as if the funds had existed for the entire year.

  (8) Includes $1,404 in interest accrued on deferred compensation from prior years.

  Richard J. Franke, Margaret K. Rosenheim and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee of each Fund, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The respective executive committees of Florida Investment, Florida Quality, Insured Florida, Pennsylvania Investment and New Jersey Investment held fifteen meetings during the fiscal year ended June 30, 1995. The respective executive committees of Pennsylvania Premium and New Jersey Premium held seventeen meetings during the fiscal year ended June 30, 1995.

  Each Fund's Board has an audit committee composed of Lawrence H. Brown, Anne
E. Impellizzeri, Margaret K. Rosenheim and Peter R. Sawers, Board Members who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The respective audit committees of the Funds held two meetings during the fiscal year ended June 30, 1995.

  Nomination of Board Members is committed to a nominating committee composed of the Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as Board Members. The respective nominating committees of the Funds held one meeting during the fiscal year ended June 30, 1995. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

  Each Fund's Board held six meetings during the fiscal year ended June 30, 1995. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof), except that Mr. Franke was unable to attend certain executive committee meetings held solely to declare dividends. His attendance at executive committee meetings that he was scheduled to attend was less than 75%.

  Each Fund has the same executive officers. The following table sets forth information as of October 1, 1995 with respect to each executive officer of the Funds, other than executive officers who are Board Members and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire at the regularly scheduled meeting of the Board of each Fund following the annual meeting of shareholders.

                            POSITIONS AND
         NAME         AGE OFFICES WITH FUNDS       PRINCIPAL OCCUPATIONS
         ----         --- ------------------       ---------------------
 Kathleen M. Flanagan  48   Vice President   Vice President of John Nuveen &
                            (since 1994)       Co. Incorporated.
 J. Thomas Futrell     40   Vice President   Vice President of Nuveen Advisory
                            (since 1991)       Corp. (since February 1991);
                                               prior thereto, Assistant Vice
                                               President of Nuveen Advisory
                                               Corp. (from August 1988 to
                                               February 1991); Chartered
                                               Financial Analyst.

                               POSITIONS AND
          NAME           AGE OFFICES WITH FUNDS      PRINCIPAL OCCUPATIONS
          ----           --- ------------------      ---------------------
 Steven J. Krupa          38 Vice President     Vice President of Nuveen
                             (since 1990)         Advisory Corp. (since October
                                                  1990); prior thereto, Vice
                                                  President of John Nuveen &
                                                  Co. Incorporated (from
                                                  January 1989 to October
                                                  1990).
 Anna R. Kucinskis        49 Vice President     Vice President of John Nuveen &
                             (since 1991)         Co. Incorporated.
 Larry W. Martin          44 Vice President     Vice President (since September
                             (since 1993) &       1993), Assistant Secretary
                             Assistant Secre-     and Assistant General Counsel
                             tary (since 1990)    of John Nuveen & Co.
                                                  Incorporated; Vice President
                                                  (since May 1993) and
                                                  Assistant Secretary of Nuveen
                                                  Advisory Corp.; Vice
                                                  President (since May 1993)
                                                  and Assistant Secretary
                                                  (since January 1992) of
                                                  Nuveen Institutional Advisory
                                                  Corp.; Assistant Secretary
                                                  (since February 1993) of The
                                                  John Nuveen Company; Director
                                                  of Nuveen, Duff & Phelps
                                                  Investment Advisors (since
                                                  January 1995).
 O. Walter Renfftlen      56 Vice President     Vice President and Controller
                             & Controller         of The John Nuveen Company
                             (since 1990)         (since March 1992), John
                                                  Nuveen & Co. Incorporated,
                                                  Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory
                                                  Corp.
 Thomas C. Spalding, Jr.  44 Vice President     Vice President of Nuveen
                             (since 1990)         Advisory Corp. (since
                                                  February 1982) and Nuveen
                                                  Institutional Advisory Corp.;
                                                  Chartered Financial Analyst.
 H. William Stabenow      61 Vice President     Vice President and Treasurer of
                             & Treasurer          The John Nuveen Company
                             (since 1990)         (since March 1992), John
                                                  Nuveen & Co. Incorporated,
                                                  Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory
                                                  Corp. (since January 1992).
 George P. Thermos        63 Vice President     Vice President of John Nuveen &
                             (since 1990)         Co. Incorporated.
 James J. Wesolowski      45 Vice President     Vice President, General Counsel
                             & Secretary          and Secretary of The John
                             (since 1990)         Nuveen Company (since March
                                                  1992), John Nuveen & Co.
                                                  Incorporated, Nuveen Advisory
                                                  Corp. and Nuveen
                                                  Institutional Advisory Corp.
 Gifford R. Zimmerman     39 Vice President     Vice President (since September
                             (since 1993) &       1992), Assistant Secretary
                             Assistant Secre-     and Assistant General Counsel
                             tary (since 1990)    of John Nuveen & Co.
                                                  Incorporated; Vice President
                                                  (since May 1993) and
                                                  Assistant Secretary of Nuveen
                                                  Advisory Corp.; Vice
                                                  President (since May 1993)
                                                  and Assistant Secretary
                                                  (since January 1992) of
                                                  Nuveen Institutional Advisory
                                                  Corp.

  On October 1, 1995, Board Members and executive officers of the Funds as a group beneficially owned 205,567 common shares of all funds managed by the Adviser (excluding money market funds) and as a group did not beneficially own any Common Shares or shares of MuniPreferred of any Fund. As of October 1, 1995, no person is known to the Funds to have owned beneficially more than five percent of the Common Shares or any series of MuniPreferred of any Fund.

  Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and Board Members, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during the fiscal year ended June 30, 1995, all Section 16(a) filing requirements applicable to that Fund's officers and Board Members, investment adviser and affiliated persons of the investment adviser were complied with.

                      2. SELECTION OF INDEPENDENT AUDITORS

  The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending June 30, 1996. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes. EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

  The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 75% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for each Fund in connection with such Fund's public offering of Common Shares and MuniPreferred.

                             SHAREHOLDER PROPOSALS

  To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 1996, a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than July 1, 1996.

                                    GENERAL

  Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

  Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       James J. Wesolowski
                                            Secretary

                                                                         NQF1295

                                                                    PROXY BALLOT

NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND

COMMON SHARES
PROXY SOLICITED BY THE BOARD OF TRUSTEES
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 14, 1995

The undersigned hereby appoints Richard J. Franke, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common shares of the undersigned at the Annual Meeting of Shareholders of Nuveen Insured Florida Premium Income Municipal Fund to be held on December 14, 1995, or any adjournment or adjournments thereof:

1. Election of Trustees:
   NOMINEES: Lawrence H. Brown, Richard J. Franke, Anne E. Impellizzeri, Peter R. Sawers.
2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 1996.
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

------------------------------------------------------------------------------
   You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees'
   recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
------------------------------------------------------------------------------

                               SEE REVERSE SIDE                         NFL1295

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:
                                  Please mark your votes as in this example. [X]

--------------------------------------------------------------------------------

1. ELECTION OF TRUSTEES:(SEE REVERSE FOR NOMINEES)
   [_] FOR all nominees
   [_] WITHHOLD authority to vote for all nominees
   [_] WITHHOLD authority to vote for nominees indicated below:

INSTRUCTIONS:
TO GRANT AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX ON THE LEFT ABOVE OR DO NOT MARK ANY BOX ABOVE.
TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX IN THE MIDDLE
ABOVE.
TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE OR MORE OF THE NOMINEES, MARK THE BOX ON THE RIGHT ABOVE AND WRITE EACH NOMINEE'S NAME IN THE SPACE PROVIDED.

--------------------------------

2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1996.

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

   FOR [_]    AGAINST [_]   ABSTAIN [_]

--------------------------------------------------------------------------------

THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF TRUSTEES AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.


 Please be sure to sign and date this Proxy.


-----------------------------------------------------------

 Shareholder sign here _________________________ Date _____


 Co-owner sign here ____________________________ Date _____

-----------------------------------------------------------

NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

[_] BK NQF1295                                       NFL1295

                                                                    PROXY BALLOT

NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND

MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES, SERIES W AND TH PROXY SOLICITED BY THE BOARD OF TRUSTEES
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 14, 1995

The undersigned hereby appoints Richard J. Franke, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the shares of Municipal Auction Rate Cumulative Preferred Shares, Series W and TH, of the undersigned at the Annual Meeting of Shareholders of Nuveen Insured Florida Premium Income Municipal Fund to be held on December 14, 1995, or any adjournment or adjournments thereof:

1. Election of Trustees:
   NOMINEES--BY ALL SHAREHOLDERS: Lawrence H. Brown, Richard J. Franke, Anne E.
             Impellizzeri, Peter R. Sawers.
   NOMINEES--BY HOLDERS OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
             ONLY: Margaret K. Rosenheim, Timothy R. Schwertfeger.
2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 1996.
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

-------------------------------------------------------------------------------
   You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees'
   recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
-------------------------------------------------------------------------------

                               SEE REVERSE SIDE                        NFL1295P

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:
                                  Please mark your votes as in this example. [X]

--------------------------------------------------------------------------------

1. ELECTION OF TRUSTEES:(SEE REVERSE FOR NOMINEES)
   [_] FOR all nominees
   [_] WITHHOLD authority to vote for all nominees
   [_] WITHHOLD authority to vote for nominees indicated below:


INSTRUCTIONS:
TO GRANT AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX ON THE LEFT ABOVE OR DO NOT MARK ANY BOX ABOVE.
TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX IN THE MIDDLE
ABOVE.
TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE OR MORE OF THE NOMINEES, MARK THE BOX ON THE RIGHT ABOVE AND WRITE EACH NOMINEE'S NAME IN THE SPACE PROVIDED.

--------------------------------

2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1996.

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

   FOR [_]    AGAINST [_]   ABSTAIN [_]

--------------------------------------------------------------------------------

THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF TRUSTEES AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.


 Please be sure to sign and date this Proxy.


-----------------------------------------------------------

 Shareholder sign here _________________________ Date _____


 Co-owner sign here ____________________________ Date _____

-----------------------------------------------------------

NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

[_] BK NQF1295                                     NFL1295P